Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 3

2. AMENDMENT/MODIFICATION NO. 033	3. EFFECTIVE DATE 02/02/2015	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE: 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) See Schedule	Net Increase: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify Clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	D.

OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

In accordance with contract ACN-13-FX and the “Fuel Adjustment” section, the following Line Haul Rate (fuel) for the Day Network as set out in Attachment 10 is modified for performance during the period of February 2, 2015 to March 1, 2015 (Operating Period 17) as follows:

From:

[*] per cubic foot

To:

[*] per cubic foot

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain

15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 06/15/15	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 06/16/15

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	Page Of 2 3

CONTRACT/ORDER NO. ACN-13-FX/033	AWARD/ EFFECTIVE DATE 02/02/2015	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1

This is a decrease of [*].

[*]

This modification also incorporates Operating Period 20 (May) Scheduled Charters into the ACN-13-FX contract, with the following conditions:

A) Once the Charters are scheduled they cannot be canceled.

B) All Service and Scan penalties (reductions in payment) will be eliminated for Operating Period 20 in which these “Scheduled Charters” will operate.

C) Volume will be inducted into the network at the Memphis Hub and will incur appropriate tier pricing and will be processed normally.

FedEx will notify the Postal Service if the Tender requirement is different than what is currently in the contract.

Delivery does not change.

Payments for said charters will be paid as part of the Operating Period reconciliation.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 12/01/2014 to 09/30/2020

Change Item 1 to read as follows:

Day Network

Account Number: 53503

Delivery: 12/01/2014

Continued...

[*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 3 3

CONTRACT/ORDER NO. ACN-13-FX/033	AWARD/ EFFECTIVE DATE 02/02/2015	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
7

Delivery Location Code: 18310M

WASHINGTON D DC NOM

WASHINGTON DC NOM

USPS

475 LENFANT PLZ SW RM 6631

WASHINGTON DC 202606631

Amount: [*]

Change Item 7 to read as follows:

Scheduled Charter Option

Account Number: 53703

Delivery: 03/30/2015

Delivery Location Code: 18310M

USPS SHARED NETWORKS

475 LENFANT PLZ SW RM 7900

WASHINGTON DC 20260-6631

Amount: [*]

[*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FedEx Scheduled Charters-USPS May Operating Period

	Weeks 1-4
Location	Days operated	Cubic Feet available	TUE	WED	THU	FRI	SAT	SUN	Weekly Total	Aircraft	RATE	Weekly Rate	O/P Rate
EWR	TUES, THUR, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]		MD-10	[*]	[*]	[*]
FLL	TUES, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]
LAX	WED	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]
LAX	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]		MD-10	[*]	[*]	[*]
LAX	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]		MD-11	[*]	[*]	[*]
SLC	TUES, THUR, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]
PHL	WED, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]
TPA	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]
IAD	SUN (Weeks 1-3 Only)	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]

	Day and Weekly Total Weeks 1-4		[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]

	Week 5
Location	Days operated	Cubic Feet available	TUE	WED	THU	FRI	SAT	SUN	Weekly Total	Aircraft	RATE	Weekly Rate	O/P Rate
EWR	WED THUR, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]		MD-10	[*]	[*]	[*]
FLL	WED, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]
LAX	Thur	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]
LAX	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]		MD-10	[*]	[*]	[*]
LAX	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]		MD-11	[*]	[*]	[*]
SLC	WED, THUR, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]
PHL	WED, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]
TPA	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]		757	[*]	[*]	[*]

	Day and Weekly Total Week 5		[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]

													[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.